UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

Translate Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38550	61-1807780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 Hartwell Avenue Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 945-7361

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry Into a Material Definitive Agreement

On June 25, 2020, Translate Bio, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs and Co. LLC, SVB Leerink LLC and Evercore Group L.L.C. as representatives of the underwriters (the “Underwriters”) and a stockholder of the Company named therein (the “Selling Stockholder”), relating to an underwritten public offering (the “Offering”) of 5,681,819 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), being offered by the Company, and 6,824,992 shares of Common Stock being offered by the Selling Stockholder. The price to the public in the Offering is $22.00 per share, and the Underwriters have agreed to purchase the Shares from the Company and Selling Stockholder pursuant to the Underwriting Agreement at a price of $20.68 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,876,021 shares of Common Stock (the “Additional Shares”) from the Company at the same price per share as the Shares.

The Company estimates that the net proceeds from the Offering will be approximately $116.7 million, or approximately $155.5 million if the Underwriters exercise in full their option to purchase the Additional Shares, in each case after deducting underwriting discounts and commissions and estimated offering expenses. The Company will not receive any of the proceeds from the sale of Common Stock by the Selling Stockholder.

The Shares, and any Additional Shares, will be sold pursuant to a prospectus supplement dated June 25, 2020 and an accompanying base prospectus that form a part of the registration statement on Form S-3ASR which became automatically effective upon filing with the Securities and Exchange Commission (“SEC”) (File No. 333-239405) on June 24, 2020. The closing of the Offering is expected to take place on or about June 30, 2020, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company and the Selling Stockholder, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholder and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares and the Additional Shares is attached as Exhibit 5.1 hereto.

Item 8.01	Other Events.

On June 25, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 25, 2020, by and among the Company, Goldman Sachs and Co. LLC, SVB Leerink LLC, Evercore Group L.L.C. and the selling stockholder of the Company named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release, dated June 25, 2020.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding: the expected closing of the Offering and anticipated proceeds from the Offering. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “hope,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including, but not limited to: risks and uncertainties related to the satisfaction of customary closing conditions related to the Offering; uncertainties related to general and industry-specific market conditions; the current and potential future impacts of the ongoing COVID-19 pandemic on the Company’s business, financial condition, operations and liquidity; the Company’s ability to advance the development of its platform and programs under the timelines it projects, demonstrate the requisite safety and efficacy of its product candidates and replicate in clinical trials any positive findings from preclinical studies; the successful advancement of the collaboration agreement between the Company and Sanofi; uncertainties relating to the discovery and development of vaccine candidates based on mRNA, and specifically as it relates to COVID-19; the content and timing of decisions made by the U.S. Food and Drug Administration, other regulatory authorities and investigational review boards at clinical trial sites, including decisions as it relates to ongoing and planned clinical trials; the Company’s ability to obtain, maintain and enforce necessary patent and other intellectual property protection; the availability of significant cash required to fund operations; competitive factors; the impact of general economic, industrial or political conditions in the United States or internationally and other important risk factors discussed in the “Risk Factors” section of the preliminary prospectus supplement related to the Offering filed with the SEC on June 24, 2020, in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed with the SEC on May 7, 2020, and in any other subsequent filings made by the Company with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSLATE BIO, INC.

Date: June 26, 2020	By:	/s/ Paul Burgess

Paul Burgess
Chief Operating Officer, Chief Legal Officer and Secretary